UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   January 08, 2010

INFRAX SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-1380277	20-25831853
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

449 Central Ave., Suite 105, Saint Petersburg, FL 33701
(Address of principal executive offices)   (ZIP Code)

817-305-7118
 (Registrant's telephone no., including area code

OptiCon Systems, Inc.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

On January 07, 2010, the Company’s symbol was changed to IFXY on the Over the Counter Bulletin Board in connection with the Company’s name change to Infrax Systems, Inc.

Item 9.01   Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated January 07, 2010, entitled “INFRAX Systems Completes Name Change.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Infrax Systems, Inc.
Date: January 08, 2010
By:
/s/ Paul Aiello
Paul Aiello, CEO